UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015
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CoroWare, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 108th Avenue Northeast, Suite 1900
Bellevue, WA 98004
 (Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

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Copies to:

Gary L. Blum, Esq.
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
Phone: (213) 381-7450
Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 7, 2015, the Board of Directors of CoroWare, Inc. (the “Company”) approved adoption of an insider trading policy (the “Policy”), effective immediately.  The Policy provides the standards that Company personnel are required to adhere to with regard to trading of the Company's securities while in possession of material non-public information. The Policy prohibits or restricts trading by directors, officers, employees, consultants of the Company and its subsidiaries, and any other listed by the Company under the Policy in certain circumstances. For more details about the Policy, please refer to Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.
(a)—(c) Not applicable.

(d)	Exhibits:

Exhibit No.	Description
99.1	Insider Trading Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: December 7, 2015	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer